                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 28, 2002


                                 Data Race, Inc.
             (Exact name of registrant as specified in its charter)

                                      TEXAS
                 (State or other jurisdiction of incorporation)

           0-20706                                     74-2272363
   (Commission File Number)            (I.R.S. Employer Identification No.)


                            6509 Windcrest, Suite 120
                               Plano, Texas 75024
                                 (972) 378-9687
         (Address of Principal Executive Offices and Telephone Number,
                              Including Area Code)

Item 3.  Bankruptcy or Receivership.

     DATA RACE, Inc. (doing business as IP AXESS) on June 28, 2002, filed Chapter 7 of the Bankruptcy Code in the Northern District of Texas, Case # 02-35423 HCA. The Trustee is John Litzler. The number of common shares outstanding with no par value was approximately 37,353,000. The value of the assets (liquidation value) was $338,000 and the value of the liabilities was $5,103,304. The value of the assets at liquidation value were as follows:
     Item 4. Household goods and furnishings                          $20,000
     Item 26. Office equipment furnishings and supplies               $45,000
     Item 27. Machinery, fixtures, equipment                          $8,000
     Item 28. Inventory                                               $250,000*
     Item 33. Other personal property not listed                      $15,000

     * Detailed listing is in Exhibit No. 3 of the Summary of Schedules.

The value of the liabilities were as follows:
     Creditors holding secured claims                                 $2,127,000
     Creditors holding unsecured priority claims                      $235,736
     Creditors holding unsecured nonpriority claims                   $2,740,568

These values were submitted to the Bankruptcy Court.
                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DATA RACE, Inc.


Date: August 26, 2002                         By:      /s/ James G. Scogin
                                                 -------------------------------
                                                 James G. Scogin,
                                                 Resigned Officer